EXHIBIT 4.2

AMENDED AND RESTATED TRUST AGREEMENT

between

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,

as Depositor

and

 [_________________],

not in its individual capacity but solely

as Owner Trustee

 CHASE EDUCATION LOAN TRUST 200[_]-[_]

Dated as of [_______], 200[_]

TABLE OF CONTENTS

Page

ARTICLE I
Definitions and Usage

SECTION 1.1

Definitions and Usage

1

ARTICLE II
Organization

SECTION 2.1

Creation of Trust; Name

1

SECTION 2.2

Office

1

SECTION 2.3

Purposes and Powers

1

SECTION 2.4

Appointment of Owner Trustee

2

SECTION 2.5

Initial Capital Contribution of Trust Estate

3

SECTION 2.6

Declaration of Trust

3

SECTION 2.7

Liability of the Certificateholder

3

SECTION 2.8

Title to Trust Property

3

SECTION 2.9

Representations, Warranties and Covenants of the Depositor

3

SECTION 2.10

Tax Matters

4

SECTION 2.11

Authorization of the Depositor

4

ARTICLE III
Beneficial Ownership and Certificates

SECTION 3.1

Initial Beneficial Ownership

4

SECTION 3.2

Corporate Trust Office

5

SECTION 3.3

The Certificates.

5

ARTICLE IV
Actions by Owner Trustee

SECTION 4.1

Prior Notice to the Certificateholders With Respect to Certain Matters

9

SECTION 4.2

Action with Respect to Removal and Sale of the Trust Student Loans

10

SECTION 4.3

Action with Respect to Bankruptcy

10

SECTION 4.4

Restrictions

10

SECTION 4.5

Majority Control

11

SECTION 4.6

Certificateholder Voting

11

ARTICLE V
Application of Trust Funds; Certain Duties

SECTION 5.1

Application of Trust Funds.

11

-i-

SECTION 5.2

Method of Payment

11

SECTION 5.3

Reports to the Certificateholders, the Internal Revenue Service and Others

12

ARTICLE VI
Authority and Duties of Owner Trustee

SECTION 6.1

General Authority

12

SECTION 6.2

General Duties

12

SECTION 6.3

Action upon Instruction.

13

SECTION 6.4

No Duties Except as Specified in this Agreement or in Instructions

13

SECTION 6.5

No Action Except Under Specified Documents or Instructions

14

SECTION 6.6

Restrictions

14

SECTION 6.7

Doing Business in Other Jurisdictions

14

ARTICLE VII
Concerning the Owner Trustee

SECTION 7.1

Acceptance of Trusts and Duties

14

SECTION 7.2

Furnishing of Documents

16

SECTION 7.3

Representations and Warranties

16

SECTION 7.4

Reliance; Advice of Counsel.

17

SECTION 7.5

Not Acting in Individual Capacity

18

SECTION 7.6

Owner Trustee May Own Notes

18

ARTICLE VIII
Compensation and Indemnity of Owner Trustee

SECTION 8.1

Owner Trustee’s Fees and Expenses

18

SECTION 8.2

Payments to the Owner Trustee

18

SECTION 8.3

Indemnity

18

ARTICLE IX
Termination of Trust Agreement

SECTION 9.1

Termination of Trust Agreement.

18

ARTICLE X
Successor Owner Trustees and Additional Owner Trustees

SECTION 10.1

Eligibility Requirements for Owner Trustee

19

SECTION 10.2

Resignation or Removal of Owner Trustee

19

SECTION 10.3

Successor Owner Trustee

20

SECTION 10.4

Merger or Consolidation of Owner Trustee

20

SECTION 10.5

Appointment of Co-Owner Trustee or Separate Owner Trustee

21

-ii-

ARTICLE XI
Miscellaneous

SECTION 11.1

Amendment.

22

SECTION 11.2

No Legal Title to Trust Estate in Certificateholders

23

SECTION 11.3

Limitations on Rights of Others

23

SECTION 11.4

Notices

24

SECTION 11.5

Severability

24

SECTION 11.6

Separate Counterparts

24

SECTION 11.7

Successors and Assigns

24

SECTION 11.8

No Petition.

24

SECTION 11.9

No Recourse

25

SECTION 11.10

Headings

25

SECTION 11.11

Governing Law.

25

SECTION 11.12

Disclosure

25

SECTION 11.13

Limitation of Liability of Owner Trustee.

25

ARTICLE XII
Compliance with Regulation AB

SECTION 12.1

Intent of the Parties; Reasonableness

26

Exhibit A

Form of Certificate

Exhibit B

Form of Certificate of Trust of Chase Education Loan Trust 200[_]-[_]

Exhibit C

Form of Transferor Letter

Exhibit D-1

Form of Transferee Letter (Non-Rule 144A)

Exhibit D-2

Form of Transferee Letter (Rule 144A)

-iii-

AMENDED AND RESTATED TRUST AGREEMENT (the “Agreement”) dated as of [_____], 200[_], between COLLEGIATE FUNDING OF DELAWARE, L.L.C., a Delaware limited liability company, as the Depositor, and [_______], a [________], not in its individual capacity but solely as the Owner Trustee.

WITNESSETH:

The Depositor and the Owner Trustee are parties to the trust agreement dated as of [_____], 200[_] (the “Short-Form Trust Agreement”) pursuant to which a trust known as “Chase Education Loan Trust 200[_]-[_]” was established on [_________], 200[_].

The Depositor and the Owner Trustee desire to amend and restate the Short-Form Trust Agreement upon the terms and conditions set forth herein as follows:

ARTICLE I

Definitions and Usage

SECTION 1.1

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, dated as of [______], 200[_], among Chase Education Loan Trust 200[_]-[_], as the Issuer, the Indenture Trustee and the Eligible Lender Trustee, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Organization

SECTION 2.1

Creation of Trust; Name.  There is hereby created a trust which shall be known as “Chase Education Loan Trust 200[_]-[_]”, in which name the Owner Trustee may conduct the business of the Issuer, make and execute contracts and other instruments on behalf of the Issuer and sue and be sued.  The Issuer shall constitute a statutory trust within the meaning of Section 3801(a) of the Delaware Statutory Trust Act for which the Owner Trustee has filed or caused to be filed a certificate of trust with the Secretary of State of the State of Delaware pursuant to Section 3810(a) of the Delaware Statutory Trust Act.

SECTION 2.2

Office.  The office of the Issuer shall be in care of the Owner Trustee at its Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Depositor.

SECTION 2.3

Purposes and Powers.  The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

(a)

to acquire the property and assets set forth in the Transfer Agreement from the Depositor pursuant to the terms thereof;

(b)

to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell, transfer or exchange the Notes and the Certificates;

(c)

to make payment or distributions on the Notes and the Certificates, and to make deposits to and, to the extent permitted under the Transaction Documents, withdrawals from the Trust Accounts;

(d)

with the proceeds of the sale of the Notes (i) to fund the Reserve Account pursuant to Section 2.9(a) of the Administration Agreement, (ii) to fund the Capitalized Interest Account pursuant to Section 2.10(b) of the Administration Agreement, (iii) to fund the Consolidation Loan Add-On Account pursuant to Section 2.10(c) of the Administration Agreement, and (iv) to acquire the Initial Trust Student Loans on the Closing Date;

(e)

to disburse funds in connection with any Add-On Consolidation Loans during the Consolidation Loan Add-On Period, in each case pursuant to the Transfer Agreement;

(f)

to Grant the Collateral to the Indenture Trustee pursuant to the Indenture, and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement any portion of the Collateral released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

(g)

to enter into and perform its obligations under the Transaction Documents to which it is a party;

(h)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, which activities cannot be contrary to the status of the Issuer as “qualifying special purpose entity” under SFAS 140 or any successor rule thereto and existing accounting literature; and

(i)

subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Noteholders and others specified in Sections 2.7 and 2.8 of the Administration Agreement or Section 5.4(b) of the Indenture, as applicable, which activities cannot be contrary to the status of the Issuer as “qualifying special purpose entity” under SFAS 140 or any successor rule thereto and existing accounting literature.

The Issuer is hereby authorized to engage in the foregoing activities.  The Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents. Without limitation of the foregoing, except for such activities as are referenced in clauses (a) to (i) of this Section 2.3, the Issuer is not authorized and has no power to (i) borrow money or issue other debt; (ii) to the fullest extent permitted by law, merge with another entity, reorganize, liquidate or sell assets prior to the discharge of the Indenture; or (iii) engage in any other business or activity.

SECTION 2.4

Appointment of Owner Trustee.  The Depositor hereby appoints the Owner Trustee as trustee of the Issuer, effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.5

Initial Capital Contribution of Trust Estate.  The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1, which shall constitute the initial Trust Estate.  Under the Administration Agreement, the Administrator shall pay the organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

SECTION 2.6

Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the other Transaction Documents.  It is the intention of the parties hereto that the Issuer constitute a statutory trust under Delaware law and that this Agreement constitute the governing instrument of such trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Delaware Statutory Trust Act with respect to accomplishing the purposes of the Issuer.

SECTION 2.7

Liability of the Certificateholder.  The Certificateholders (in such capacity) shall not have any personal liability for any liability or obligation of the Issuer.

SECTION 2.8

Title to Trust Property.  Legal title to all of the Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be; provided that legal title to the Trust Student Loans shall be vested at all times in the Eligible Lender Trustee on behalf of the Issuer.

SECTION 2.9

Representations, Warranties and Covenants of the Depositor.  The Depositor hereby represents, warrants and covenants to the Owner Trustee as follows:

(a)

The Depositor is duly organized and validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has the power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Owner Trustee on behalf of the Issuer or, with respect to legal title to the Trust Student Loans, with the Eligible Lender Trustee on behalf of the Issuer) and the Depositor has duly authorized such sale and assignment and deposit to the Issuer (or to the Owner Trustee on behalf of the Issuer or, with respect to legal title to the Trust Student Loans, to the Eligible Lender Trustee on behalf of the Issuer) by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action.

(c)

This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency,

reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity.

(d)

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Certificate of Formation or Limited Liability Company Agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(e)

The Depositor agrees, for the benefit of the Noteholders and the Certificateholders, that it will comply with each of the requirements set forth in its certificate of formation and its limited liability company agreement.

SECTION 2.10

Tax Matters.  [The Issuer shall be treated as a security device to secure payments on the Notes and not as an entity separate from the Certificateholder for all federal or state tax purposes.]  It is the intent that the Notes be treated as debt for all federal and state tax purposes.

SECTION 2.11

Authorization of the Depositor.  The Depositor is authorized and directed to execute on behalf of the Issuer, and, after execution, to deliver to the Administrator for filing with the Commission, all documents and forms required to be filed in accordance with applicable law or the rules and regulations prescribed by the Commission.

ARTICLE III

Beneficial Ownership and Certificates

SECTION 3.1

Initial Beneficial Ownership.  Upon the formation of the Issuer by the contribution by the Depositor pursuant to Section 2.5 hereof and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Issuer.  A Certificate representing a [__]% Percentage Interest shall be issued to JPMorgan Chase Bank and a Certificate representing a [__]% Percentage Interest shall be issued to CFS Resources.

SECTION 3.2

Corporate Trust Office. The Owner Trustee initially designates [_______], as its principal Corporate Trust Office, at which it shall act as trustee of the Issuer.  The office of [___________], as Certificate Registrar and as authenticating agent for the Owner Trustee, is located at:

[_________]

[_________]

[_________]
Telephone: [_______]
Facsimile:  [_______]

SECTION 3.3

The Certificates.

(a)

General.  The Certificates shall be issued in one or more registered, definitive physical certificates substantially in the form of Exhibit A hereto in minimum Percentage Interests of at least 10%.  The Certificates shall receive payments as provided in Sections 2.8(a)(ix) and 2.9(g) of the Administration Agreement or Section 5.4(b) of the Indenture, as applicable.  The Certificates shall be executed on behalf of the Issuer by manual or facsimile signature of an Authorized Officer of the Owner Trustee.  The Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuer, shall be valid and binding obligations of the Issuer, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates.

(b)

Authentication.  Concurrently with the transfer of the Trust Student Loans to the Issuer pursuant to the Transfer Agreement, the Owner Trustee shall cause the Certificates to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Depositor signed by an Authorized Officer, without further action by the Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or [__________], as the Owner Trustee’s authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.  Each Certificate shall be dated the date of the authentication.  No further Certificate shall be issued except pursuant to Section 3.3(c) or (d) hereof.

(c)

Registration of Transfer and Exchange.  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.3(f) hereof, the Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided.  [__________], as Indenture Trustee, shall be the initial Certificate Registrar.

Upon surrender for registration of transfer of a Certificate at the office or agency maintained pursuant to Section 3.3(f) hereof, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Indenture Trustee as its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Certificate dated the date of authentication by the Owner Trustee or any authenticating agent.  At the option of the applicable Certificateholder, a Certificate may be exchanged for other Certificates in authorized Percentage Interests and denominations of a like aggregate amount  upon surrender of such Certificate to be exchanged at the office or agency maintained pursuant to Section 3.3(f) hereof.

A Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the holder thereof or his attorney duly authorized in writing, with such signature (other than for transfers or exchanges to or among any Affiliates of the Depositor) guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.  A Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of such Certificate.

The preceding provisions of this Section 3.3 notwithstanding, the Owner Trustee shall not be required to make and the Certificate Registrar need not register transfers or exchanges of the Certificate for a period of 15 days preceding any Quarterly Payment Date with respect to such Certificate.

No Certificate (including any beneficial interest therein) may be acquired by or for the account of (i) any Benefit Plan subject to Title I of ERISA and/or Section 4975 of the Code, if such acquisition, or the management or servicing of the Issuer or its assets, would cause a non-exempt prohibited transaction in violation of Section 406 of ERISA and/or Section 4975 of the Code, (ii) any Benefit Plan subject to a substantially similar federal, State, local or foreign law, if such acquisition would cause a non-exempt violation of such substantially similar law, (iii) any Person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iv) any “pass-thru entity” referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any Person referred to in clause (iii) above.  By accepting and holding a Certificate, the holder thereof shall be deemed to have represented and warranted that it is not acquiring such Certificate by or for the account of any entity in violation of the above restrictions, and to have agreed that if such restrictions are violated, the holder will promptly dispose of such Certificate.

(d)

Mutilated, Destroyed, Lost or Stolen Certificates.  If (i) a mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of a Certificate and (ii) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee, on behalf of the Issuer, shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor.  In connection with the issuance of any new Certificate under this Section 3.3(d), the Owner Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this paragraph shall constitute conclusive evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

(e)

Persons Deemed Owners.  Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee and the Certificate Registrar and any agent of either of them may treat the Person in whose name such Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions thereon and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar nor any agent thereof shall be bound by any notice to the contrary.

(f)

Maintenance of Office or Agency.  The Certificate Registrar shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates may be served.  The New York office of the Certificate Registrar is located at [_________], [_________].

(g)

Appointment of Certificate Paying Agent.  The Certificate Paying Agent shall make distributions to the Certificateholders of the amounts received from the Indenture Trustee pursuant to Sections 2.8(a)(ix) and 2.9(g) of the Administration Agreement or Section 5.4(b) of the Indenture, as applicable, and shall report the amounts of such distributions to the Indenture Trustee (if the Certificate Paying Agent is not the Indenture Trustee).  The Certificate Paying Agent shall have the revocable power to receive such funds from the Indenture Trustee for the purpose of making the distributions referred to above.  The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect.  The Certificate Paying Agent shall initially be the Indenture Trustee and any co-certificate paying agent chosen by the Owner Trustee and consented to by the Administrator (which consent shall not be unreasonably withheld).  The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days’ written notice to the Owner Trustee.  In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company).  The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of such Certificateholder until such sums shall be paid to such Certificateholder.  The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of the Certificate Paying Agent the Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 7.4, 7.5, 7.6, 8.1, 8.2 and 8.3 hereof shall apply to any Certificate Paying Agent as if such Certificate Paying Agent were the Owner Trustee.  Any reference in this Agreement to the Certificate Paying Agent shall include any co- certificate paying agent unless the context requires otherwise.

(h)

Restrictions on Transfer of the Certificates.

(i)

The Certificates may be transferred to any Affiliate of the Depositor that is a United States Person within the meaning of Section 7701(a)(30) of the Code or to an entity that is disregarded as separate from such Affiliate under Treasury Regulation Section 301.7701-3, without any requirement to provide any Officers’ Certificates or Opinions of Counsel that would otherwise be required if such proposed transfer was being made to a Person who is not an Affiliate of the Depositor.

(ii)

No Certificate shall be sold, pledged, transferred or assigned except as provided by clause (i) above or as provided below:

(A)

The Certificates have not been registered or qualified under the Securities Act or any State securities law.  No transfer, sale, pledge or other disposition of any Certificate or any interest therein shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable State securities laws, or is made in a transaction which does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, in order to assure compliance with such laws, the prospective transferor and transferee shall deliver to the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, (i) written certifications substantially in the forms of Exhibit C hereto and Exhibit D-1 or D-2 hereto, as applicable, or (ii) at the expense of the transferor, an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such State securities laws; provided, that nothing herein shall require JPMorgan Chase Bank or CFS Resources to furnish such written certifications or Opinion of Counsel with respect to the initial issuance of the Certificates.  None of the Depositor, the Administrator or the Owner Trustee is obligated to register or qualify the Certificates under the Securities Act or any State securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Certificate without registration or qualification.  Any Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable laws.

(B)

No transfer of any Certificate will be registered by the Owner Trustee or the Certificate Registrar unless the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, receive (i) a written certification from the proposed transferee of such Certificate, substantially in the form of Exhibit D-1 or D-2, as the case may be, or

(ii) at the expense of the transferor, an Opinion of Counsel opining that such transferee is not acquiring such Certificate by or for the account of any Person in violation of the restrictions set forth in the final paragraph of Section 3.3(c) hereof; provided, that nothing herein shall require JPMorgan Chase Bank or CFS Resources to furnish such written certifications or Opinion of Counsel with respect to the initial issuance of the Certificates.  If any proposed transferee shall become a Certificateholder in violation of these provisions, then the last preceding permitted transferee shall be restored, to the extent permitted by law, to all rights as Certificateholder, retroactive to the date of registration of such transfer of the applicable Certificate.  Neither the Owner Trustee nor the Certificate Registrar shall have any liability to any Person for any registration or transfer of a Certificate that is not permitted or for making any payments due on such Certificate to the holder thereof or for taking any action with respect to such holder under this Agreement. Any proposed transferee who becomes a Certificateholder shall agree to indemnify the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, against any loss, damage or penalty incurred as a result of the transfer of the applicable Certificate to such proposed transferee in violation of such restrictions.

(C)

The prospective transferee shall be aware that each Certificate shall bear legends referring to the restrictions contained in sub-clauses (A) and (B) above and by its acceptance of the applicable Certificate agrees to abide by such restrictions.

(D)

The prospective transferee shall deliver an Opinion of Counsel addressed to the Owner Trustee, the Administrator, and, if it is not the proposed transferor, the Depositor, to the effect that, (1) as a matter of federal income tax law, such prospective transferee is permitted to accept the transfer of the applicable Certificate, (2) such transfer or pledge would not jeopardize the tax treatment of the Issuer, (3) such transfer or pledge would not subject the Issuer to any entity-level tax, (4) such transfer or pledge would not jeopardize the status of the Notes as debt for all purposes and (5) such pledge or transfer would not cause the Issuer to be treated, for federal income tax purposes, as an association or a publicly traded partnership taxable as a corporation.

(iii)

Each Certificateholder, as evidenced by its agreement to accept the rights conferred under its Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement.

ARTICLE IV

Actions by Owner Trustee

SECTION 4.1

Prior Notice to the Certificateholders With Respect to Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the

Certificateholders and each of the Rating Agencies in writing of the proposed action and Certificateholders holding Certificates evidencing not less than a majority of the aggregate Percentage Interests of the Certificates shall not have notified the Owner Trustee in writing prior to the 30th calendar day after such notice is given that it has withheld consent or provided alternative direction:

(a)

the initiation of any material claim or lawsuit by the Issuer (except claims or lawsuits brought in connection with the collection of the Trust Student Loans) and the compromise of any material action, claim or lawsuit brought by or against the Issuer (except with respect to the aforementioned claims or lawsuits for collection of Trust Student Loans);

(b)

the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(c)

the amendment of the Indenture by a supplemental indenture in circumstances where no consent of any Noteholder is required and such amendment materially adversely affects the interests of the Certificateholders; or

(d)

the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Certificate Paying Agent or the Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Certificate Paying Agent or Certificate Registrar within five Business Days thereof.

SECTION 4.2

Action with Respect to Removal and Sale of the Trust Student Loans.  The Owner Trustee (and, with respect to legal title of the Trust Student Loans, the Eligible Lender Trustee) shall not have the power, except upon the written direction of the Certificateholders and except as expressly provided in the Transaction Documents, to sell the Trust Student Loans after the payment in full of the Notes.

SECTION 4.3

Action with Respect to Bankruptcy.  To the fullest extent permitted by law, the Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the prior approval of all Certificateholders unless the Owner Trustee reasonably believes that the Issuer is insolvent.

SECTION 4.4

Restrictions.  Neither the Depositor nor any Certificateholder shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Transaction Documents or would be contrary to Section 2.3 hereof nor shall the Owner Trustee be permitted to follow any such direction, if given.

In addition, the Issuer shall (a) maintain its financial and accounting books and records separate from those of any other entity, (b) maintain its office and bank accounts separate from any other Person and hold itself out as a separate entity from the Depositor, the Certificateholders and any of their Affiliates and, (c) not commingle its assets with those of any other Person, (d) conduct its own business in its own name and use stationery, invoices, checks or other business forms under its own name and not that of any other Person, (e) other than as expressly set forth herein, pay its indebtedness and operating expenses from its own funds, and not pay the indebtedness, operating expenses and liabilities of any other Person, including the Depositor or the Certificateholders, (f) observe all formalities required under the Delaware Statutory Trust Act and other formalities required by the Transaction Documents, (g) not guarantee or become obligated for the debts of any other Person, (h) not hold out its credit as being available to satisfy the obligation of any other Person, (i) other than as expressly set forth herein, not make loans to any other Person or buy or hold evidence of indebtedness issued by any other Person, (j) other than as expressly set forth herein, not pledge its assets for the benefit of any other Person, (k) not conduct any business in the name of the Depositor or any Certificateholder, (l) correct any known misunderstanding regarding its separate identity, (m) not identify itself as a division of any other Person, (n) other than as expressly set forth herein, conduct business with the Depositor and the Certificateholders and any Affiliate thereof on an arm’s-length basis, (o) maintain adequate capital in light of its contemplated business operations, and (p) maintain appropriate records of all appropriate actions.

SECTION 4.5

Majority Control.  To the extent that there is more than one Certificateholder, except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders evidencing not less than a majority of the aggregate Percentage Interests in the Issuer at the time of such action. Except as expressly provided herein, any written notice of the Certificateholder(s) delivered pursuant to this Agreement shall be effective if signed by the holder(s) of Certificate(s) evidencing not less than a majority of the aggregate Percentage Interests in the Issuer at the time of the delivery of such notice.

SECTION 4.6

Certificateholder Voting.  To the extent any Certificateholder is required to or has the right to vote with respect to any action, inaction, amendment or supplement, in each case related to the permitted activities of the Issuer, pursuant to the terms of this Agreement or any other Transaction Document, such vote shall be determined without reference to Certificates held by the Depositor or any of its Affiliates.

ARTICLE V

Application of Trust Funds; Certain Duties

SECTION 5.1

Application of Trust Funds.

(a)

On each Quarterly Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders any amounts payable in respect of the Certificates in accordance with the Administration Agreement or the Indenture, as applicable.  After the termination of the Indenture in accordance with its terms, the Certificate Paying Agent shall distribute all amounts received (if any) by the Issuer in respect of the Trust Estate at the direction of the Certificateholder.

(b)

In the event that any withholding tax is imposed on the Issuer’s payment to the Certificateholders, such tax shall reduce the amount otherwise distributable on the Certificates.

SECTION 5.2

Method of Payment.  Distributions required to be made to the Certificateholders on any Quarterly Payment Date shall be made to the holder of record on the preceding Record Date either (a) if such holder shall have provided to the Certificate Paying Agent appropriate written instructions signed by an Authorized Officer at least five Business Days prior to such Quarterly Payment Date, by wire transfer, in immediately available funds, to the account of such holder at a bank or other entity having appropriate facilities therefor, or (b) if such holder shall not have provided such written instructions, by check mailed to such holder at the address of such holder appearing in the Certificate Register.

SECTION 5.3

Reports to the Certificateholders, the Internal Revenue Service and Others.  The Certificate Paying Agent shall provide (or cause to be provided) any reports or other information required to be provided to the Certificateholders pursuant to the Code, the regulations promulgated thereunder or other applicable law.  In addition, the Certificate Paying Agent shall provide (or cause to be provided) any information concerning the Certificates to the Internal Revenue Service or other taxing authority as required under the Code, the regulations promulgated thereunder or other applicable law. The Certificate Paying Agent shall be entitled to hire an Independent accounting firm to perform the functions described in this Section 5.3, the reasonable fees and expenses of which shall be paid by the Administrator pursuant to the Administration Agreement.

ARTICLE VI

Authority and Duties of Owner Trustee

SECTION 6.1

General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer is to be a party, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Issuer, to direct the Indenture Trustee to authenticate and deliver Class [A-1] Notes in the aggregate principal amount of $[_____], Class [A-2] Notes in the aggregate principal amount of $[_____], Class [A-3] Notes in the aggregate principal amount of $[_____], Class [A-4] Notes in the aggregate principal amount of $[_____], Class [A-5] Notes in the aggregate principal amount of $[_____], Class [A-6] Notes in the aggregate principal amount of $[_____] and Class B Notes in the aggregate principal amount of $[_____].

In addition, the Owner Trustee is authorized to take all actions required of the Issuer pursuant to the Transaction Documents.  The Owner Trustee is further authorized from time to time to take such action as the Administrator directs or recommends with respect to the Transaction Documents.

SECTION 6.2

General Duties.  It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents to which the Issuer is a party and to administer the Issuer in the interests of the Certificateholders subject to and in accordance with the provisions of this Agreement and the other Transaction Documents.  Without limiting the foregoing, the Owner Trustee shall on behalf of the Issuer file and prove any claim or claims that may exist on behalf of the Issuer against the Depositor in connection with any claims paying procedure as part of an insolvency or a receivership proceeding involving the Depositor.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform and act or to discharge any duty of the Owner Trustee hereunder or under any other Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.  Except as expressly provided in the Transaction Documents, the Owner Trustee shall have no obligation to administer, service or collect the Trust Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Trust Student Loans.

SECTION 6.3

Action upon Instruction.

(a)

Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Issuer. Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel in writing, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Document or is contrary to law.

(b)

In the event that the Owner Trustee is (i) unable to decide between alternative courses of actions permitted or required by the terms of this Agreement or any other Transaction Document, (ii) is unsure as to the application of any provision of this Agreement or any other Transaction Document, or if any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision or (iii) in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting written instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Transaction Documents, as it shall deem to be in the best interest of the Certificateholders, and shall have no liability to any Person for such action or inaction.

SECTION 6.4

No Duties Except as Specified in this Agreement or in Instructions.  The Owner Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement and the other Transaction Documents, and no implied covenants or obligations shall be read into this Agreement or the other Transaction Documents.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3 hereof; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Transaction Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

SECTION 6.5

No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except in accordance with (a) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (b) the other Transaction Documents to which it or the Issuer is a party and (c) any document or written instruction delivered to the Owner Trustee pursuant to Section 6.3 hereof.

SECTION 6.6

Restrictions.  The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 hereof or (b) that, to the actual knowledge of the Owner Trustee, would result in the Issuer’s becoming taxable as a corporation for federal income tax purposes. Neither the Depositor nor the Certificateholders shall direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

SECTION 6.7

Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware, other than as set forth in the last sentence of this Section 6.7, if the taking of such action will (i) require the consent, approval, authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof (other than the State of Delaware) becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction (other than the State of Delaware) for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Administrator) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.5 hereof to proceed with such action.

ARTICLE VII

Concerning the Owner Trustee

SECTION 7.1

Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement and the other Transaction Documents.  The Owner Trustee shall not be answerable or accountable hereunder or under any other Transaction Document under any circumstances, except (a) for its own willful misconduct, bad faith or negligence or (b) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 hereof expressly made by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(i)

the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

(ii)

the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Administrator, the Depositor or the Certificateholders;

(iii)

no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Transaction Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iv)

under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

(v)

the Owner Trustee shall not be responsible for and makes no representation as to the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificates of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or Certificateholder, other than as expressly provided for herein and in the other Transaction Documents;

(vi)

the Owner Trustee shall not be liable for the action or inaction, default or misconduct of the Administrator, the Depositor, the Indenture Trustee, the Eligible Lender Trustee or the Master Servicer under any of the other Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer under this Agreement or the other Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Eligible Lender Trustee under the Eligible Trustee Agreement or the Master Servicer under the Master Servicing Agreement;

(vii)

the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement, any other Transaction Document, at the request, order or direction of the Depositor or the Certificateholders, unless the Depositor or such Certificateholder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable therefore other than for its negligence, bad faith or willful misconduct in the performance of any such act;

(viii)

The Owner Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement or the other Transaction Documents, shall examine them to determine whether they conform to the requirements of this Agreement or such other Transaction Document; provided, however, that the Owner Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Owner Trustee pursuant to this Agreement or the other Transaction Documents.

SECTION 7.2

Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholder, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

SECTION 7.3

Representations and Warranties.  The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)

It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and any other Transaction Document to which it is a party.

(b)

It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and any other Transaction Document to which it is a party, and this Agreement and such other Transaction Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement and such other Transaction Documents on its behalf.

(c)

Neither the execution nor the delivery by it of this Agreement or any other Transaction Document to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(d)

The execution, delivery and performance by the Owner Trustee of this Agreement or any other Transaction Document to which it is a party does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America regulating the corporate trust activities of the Owner Trustee.

(e)

This Agreement and any other Transaction Document to which it is a party have been duly authorized, executed and delivered by the Owner Trustee and shall constitute the legal, valid, and binding agreement of the Owner Trustee, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors generally, and by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.

SECTION 7.4

Reliance; Advice of Counsel.

(a)

The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers’ Certificate as to such fact or matter and such Officers’ Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)

In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons knowledgeable in the relevant area to be selected with reasonable care and employed by it.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Transaction Document.

SECTION 7.5

Not Acting in Individual Capacity.  Except as provided in this Article VII, in accepting the trusts hereby created, [_______] acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.6

Owner Trustee May Own Notes.  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Certificateholders, the Administrator, the Indenture Trustee or the Master Servicer in banking transactions with the same rights as it would have if it were not the Owner Trustee.

ARTICLE VIII

Compensation and Indemnity of Owner Trustee

SECTION 8.1

Owner Trustee’s Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Administrator and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Administrator, to the extent provided in such separate agreement, for its other reasonable expenses (including the reasonable fees and expenses of counsel and Independent accountants) hereunder.

SECTION 8.2

Payments to the Owner Trustee.  Any amounts paid to the Owner Trustee pursuant to Section 8.1 hereof, Section 9 of the Transfer Agreement or Section 4.2 of the Administration Agreement shall not be deemed to be a part of the Trust Estate immediately after such payment.

SECTION 8.3

Indemnity.  The Depositor shall cause the Administrator to indemnify the Owner Trustee as and to the extent provided for in Section 4.2 of the Administration Agreement.

ARTICLE IX

Termination of Trust Agreement

SECTION 9.1

Termination of Trust Agreement.

(a)

This Agreement (other than Article VIII hereof) and the Issuer shall terminate and be of no further force or effect upon (i) the final distribution by the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Administration Agreement and Article V hereof and (ii) the filing of the certificate of cancellation by the Owner Trustee pursuant to Section 9.1(b) hereof.  The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or the Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)

Except as provided in Section 9.1(a) hereof, neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.  Upon final distribution of any funds remaining in the Issuer, the Owner Trustee shall file a certificate of cancellation of the Issuer’s certificate of trust pursuant to Section 3810(c) of the Delaware Statutory Trust Act.

ARTICLE X

Successor Owner Trustees and
Additional Owner Trustees

SECTION 10.1

Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation or association (a) authorized to exercise corporate trust powers, (b) having a combined capital and surplus of at least $100,000,000 and being subject to supervision or examination by federal or State authorities, (c) having its principal place of business in the State of Delaware and otherwise complying with Section 3807 of the Delaware Statutory Trust Act, (d) being solvent and (e) having (or having a parent which has) a rating in respect of its long-term senior unsecured debt of at least “BBB-” (or the equivalent) by each of the Rating Agencies (or which, if the long-term senior unsecured debt of such corporation or association is not rated by any Rating Agency, shall have provided to the Indenture Trustee written confirmation from such Rating Agency that the appointment of such corporation or association to serve as Owner Trustee will not result in and of itself in a reduction or withdrawal of the then-current rating of any of the Notes).  If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2 hereof.

SECTION 10.2

Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee meeting the eligibility requirements of Section 10.1 hereof by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 hereof and shall fail to resign after written request therefor by the Administrator, or if at any time an Insolvency Event with respect to the Owner Trustee shall have occurred and be continuing, then the Administrator may remove the Owner Trustee.  If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee shall be made to such outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 hereof, payment of all fees and expenses owed to the outgoing Owner Trustee and the filing of a certificate of amendment to the Issuer’s certificate of trust pursuant to Section 3810(b) of the Delaware Statutory Trust Act by the successor Owner Trustee.  Under the Administration Agreement, the Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.  The Administrator shall pay all reasonable fees and expenses incurred in connection with any replacement of the Owner Trustee.

SECTION 10.3

Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.2 hereof shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents, statements, moneys and properties held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept such appointment as provided in this Section 10.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 10.1 hereof.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the Administrator shall mail notice of the successor Owner Trustee to the Issuer, the Depositor, the Eligible Lender Trustee, the Master Servicer, the Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.  If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

SECTION 10.4

Merger or Consolidation of Owner Trustee.  Any corporation or other entity (i) into which the Owner Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Owner Trustee shall be a party, or (iii) which may succeed to all or substantially all of the business of the Owner Trustee, which corporation or other entity shall be bound to perform every obligation of the Owner Trustee hereunder, shall be the successor to the Owner Trustee under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Owner Trustee shall give prompt written notice of any merger or consolidation to the Issuer, the Indenture Trustee, the Master Servicer, the Depositor, the Administrator and the Rating Agencies and the successor Owner Trustee shall file a certificate of amendment to the Issuer’s certificate of trust.

SECTION 10.5

Appointment of Co-Owner Trustee or Separate Owner Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee, meeting the eligibility requirements of clause (a) of Section 10.1 hereof, to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate (except legal title to the Trust Student Loans), or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to clauses (b), (c) and (e) of Section 10.1 hereof and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3 hereof.

Each co-trustee and separate trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such co-trustee or separate trustee jointly (it being understood that such co-trustee or separate trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction, except title to the Trust Student Loans) shall be exercised and performed singly by such co-trustee or separate trustee, solely at the direction of the Owner Trustee;

(ii)

no trustee under this Agreement shall be liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)

the Administrator and the Owner Trustee, acting jointly, may at any time accept the resignation of or remove any co-trustee or separate trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them.  Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article X.  Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument of appointment shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any co-trustee or separate trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

Miscellaneous

SECTION 11.1

Amendment.

(a)

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder or Certificateholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, the related prospectus, the related prospectus supplement and/or any other Transaction Document, (ii) complying with applicable law or regulation or (iii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders other than any amendment described in clause (b) below; provided, however, that no such amendment described in clauses (i) through (iii) above shall materially adversely affect the interests of the Noteholders or the Certificateholders. An amendment will be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the party requesting the amendment obtains and delivers to the other parties hereto an Opinion of Counsel to that effect.

(b)

This Agreement may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class and with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Trust Student Loans or distributions which are required to be made for the benefit of the Noteholders or the Certificateholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of any class of Notes or Certificates, the consent of the holders of which is required for any amendments to this Agreement;

without the consent of the holder of each Note or Certificate affected by that change.

(c)

It shall not be necessary to obtain the consent of the Noteholders or the Certificateholders pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d)

Promptly after the execution of any amendment to this Agreement, the Owner Trustee shall furnish a copy of such amendment to each of the Rating Agencies.

(e)

Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Owner Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities under this Agreement or otherwise.

(g)

Promptly after the execution of any amendment to the certificate of the trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

(h)

Notwithstanding anything in this Section 11.1 to the contrary, no amendment, modification or supplement to this Agreement may significantly change the permitted activities of the Issuer set forth in Section 2.3 hereof without the consent and approval of a majority of the Outstanding Amount of the Notes and a majority of the aggregate Percentage Interests of the Certificates.

SECTION 11.2

No Legal Title to Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate.  The Certificateholders shall be entitled to receive distributions with respect to its undivided beneficial ownership interest therein only in accordance with Section 3.3(a) hereof.  No transfer, by operation of law or otherwise, of any right, title, or interest of any Certificateholder to and in its beneficial ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3

Limitations on Rights of Others.  Except for Section 2.7 hereof, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.7 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4

Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee).  Notices hereunder shall, if to the Owner Trustee, be addressed to its Corporate Trust Office or, if to the Depositor, be addressed to Collegiate Funding of Delaware, L.L.C., [_____], Attention: [_____] or, as to each party, be addressed to such other address as shall be designated by such party in a written notice to each other party.

SECTION 11.5

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6

Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7

Successors and Assigns.  All covenants and agreements contained herein shall be binding upon and inure to the benefit of, the Depositor and its successors, the Owner Trustee and its successors, the Certificateholders and their successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by a Noteholder or a Certificateholder shall bind the successors and assigns of such holder.

SECTION 11.8

No Petition.

(a)

Neither the Depositor nor any Certificateholder (as evidenced by acceptance of its Certificate) will, at any time, institute against the Issuer any bankruptcy proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Transaction Documents. The foregoing shall not limit the rights of the Depositor or any Certificate holder to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Depositor or such other Certificate holder ..

(b)

The Owner Trustee by entering into this Agreement and each Certificateholder by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the other Transaction Documents.  The foregoing shall not limit the rights of the Owner Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Depositor or the Issuer by a Person other than the Owner Trustee.

SECTION 11.9

No Recourse.  Each Certificateholder, by accepting a Certificate, acknowledges that such holder’s Certificate represents beneficial interests in the Issuer only and does not represent interests in or obligations of the Depositor, the Master Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee or any Affiliate of any thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Transaction Documents.

SECTION 11.10

Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11

GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.12

Disclosure.  Notwithstanding anything herein to the contrary, the Depositor and the Owner Trustee (and any employee, representative or other agent of either thereof) may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.

SECTION 11.13

Limitation of Liability of Owner Trustee.

(a)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [____________], not in its individual capacity but solely as Owner Trustee, and in no event shall [________], in its individual capacity, except as expressly provided herein, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(b)

The rights of and protections of the Owner Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

ARTICLE XII

Compliance with Regulation AB

SECTION 12.1

Intent of the Parties; Reasonableness.  The Depositor and the Owner Trustee acknowledge and agree that the purpose of this Article XII is to facilitate compliance by the Depositor and the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Depositor nor the Owner Trustee shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Owner Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records, attestations, and any other information necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Owner Trustee or the servicing of the Trust Student Loans, reasonably believed by the Depositor to be necessary in order to effect such compliance.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

[____________],

as Owner Trustee

By:

Name:

Title:

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,

as the Depositor

By:___________________________________
     Name:

Title:

EXHIBIT A

FORM OF CERTIFICATE

[SEE REVERSE FOR CERTAIN DEFINITIONS]

No. [__]

[__]% Percentage Interest

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ELIGIBLE LENDER TRUSTEE, THE MASTER SERVICER, THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES OR ASSIGNEES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY UNITED STATES SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (II) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, OR (III) TO A PERSON IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE DEPOSITOR, THE ADMINISTRATOR AND THE OWNER TRUSTEE THAT  IT IS EITHER A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS, OR THAT ITS PURCHASE OF THIS CERTIFICATE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, AND THAT IT IS

HOLDING THIS CERTIFICATE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

NO TRANSFER OF THIS CERTIFICATE WILL BE REGISTERED (EXCEPT TO AN AFFILIATE OF THE DEPOSITOR) UNLESS THERE IS PROVIDED A REPRESENTATION OR OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE THAT THIS CERTIFICATE IS NOT BEING ACQUIRED BY OR FOR THE ACCOUNT OF (I)(A) ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA; (B) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE; OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY; (II) ANY PERSON WHO IS NOT A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE; OR (III) ANY PERSON THAT IS A GRANTOR TRUST, PARTNERSHIP OR S-CORPORATION FOR UNITED STATES FEDERAL TAX PURPOSES.

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY PERSON IN VIOLATION OF THE RESTRICTIONS SET FORTH IN THE IMMEDIATELY PRECEDING PARAGRAPH. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

CHASE EDUCATION LOAN TRUST 200[_]-[_]

CERTIFICATE

evidencing a fractional undivided interest in the Issuer, as defined below, the property of which includes a pool of student loans sold to the Issuer by Collegiate Funding of Delaware, L.L.C. on the Closing Date.

(This Certificate does not represent an interest in or obligation of the Depositor, the Master Servicer, the Administrator, the Indenture Trustee, the Eligible Lender Trustee, the Owner Trustee or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT [________________________________] is the registered owner of a [__]% Percentage Interest in this Certificate.  Chase Education Loan Trust 200[_]-[_] (the “Issuer”) was formed under the laws of the State of Delaware by Collegiate Funding of Delaware, L.L.C., a Delaware limited liability company (the “Depositor”).  The Issuer was created pursuant to a short-form trust agreement, dated as of [_____], 200[_], between the Depositor and [_______], a [_______], not in its individual capacity but solely as owner trustee on behalf of the Issuer (the “Owner Trustee”), as amended and restated pursuant to an Amended and Restated Trust Agreement, dated as of [______], 200[_] (and together with the short-form trust agreement, the “Trust Agreement”), between the Depositor and the Owner Trustee, a summary of certain of the pertinent provisions of which is set forth below.  To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

Issued under the Indenture, dated as of [______], 200[_] (the “Indenture”), among the Issuer, the Indenture Trustee and [____], a [____], not in its individual capacity but solely as eligible leader trustee (the “Eligible Lender Trustee”) are Notes designated as “Student Loan-Backed Notes, Series 200[_]-[_]” (the “Notes”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.  The property of the Issuer includes a pool of student loans (the “Trust Student Loans”), all moneys paid thereunder after the close of business on [_____], 200[_], certain bank accounts, certain other rights under the Trust Agreement, the Transfer Agreement, the Purchase Agreements, the Administration Agreement, the Master Servicing Agreement and all proceeds of the foregoing.

To the extent of funds available therefor, amounts owing hereon will be distributed on the [__] day of each of [_____], [_____], [_____] and [_____] (or, if such day is not a Business Day, the immediately following Business Day) (each a “Quarterly Payment Date”), commencing [_______], 200[_], to the Person in whose name this Certificate is registered as of the close of business on the day immediately preceding the Quarterly Payment Date (such day the “Record Date”), in each case to the extent of such holder’s fractional and undivided interest in the amount to be distributed hereon on such Quarterly Payment Date pursuant to Sections 2.8(a)(ix) and 2.9(g) of the Administration Agreement or Section 5.4(b) of the Indenture, as applicable.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Transaction Documents.

[It is the intent of the Depositor, and the holder of this Certificate that, for purposes of federal, State and local income and franchise and any other income taxes, (a) the Notes will be treated as newly-issued debt of the Issuer, (b) the holder of this Certificate will be treated as owning all of the assets, and as assuming all of the liabilities (albeit on a non-recourse basis), of the Issuer and (c) such holder will be attributed all of the income, deductions, credits and other tax attributes of the Issuer.  The holder of this Certificate agrees to report all relevant items on its tax return consistent with, and to take no action inconsistent with, the intended treatment indicated in the preceding sentence for such tax purposes.]

The holder of this Certificate, by its acceptance of this Certificate, covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to this Certificate, the Notes, the Trust Agreement or any of the other Transaction Documents.

Distributions on this Certificate will be made as provided in the Administration Agreement or the Indenture, as applicable, to the holder of record hereof without the presentation or surrender of this Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Certificate Registrar in the Borough of Manhattan, The City of New York.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an Authorized Officer of the Owner Trustee or its authenticating agent, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Administration Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Owner Trustee on behalf of the Issuer and not in its individual capacity has caused this Certificate to be duly executed as of the date set forth below.

CHASE EDUCATION LOAN TRUST 200[_]-[_]

By: [_____________],

not in its individual capacity but solely as Owner Trustee

By:______________________________

Authorized Signatory

Date: [_____], 200[_]

CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

[____________],

not in its individual capacity but

solely as Owner Trustee

By:____________________________

      Authorized Signatory

Date: [______], 200[_]

[Reverse of Certificate]

This Certificate does not represent an obligation of, or an interest in, the Depositor, JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), JPMorgan Chase Bank, National Association, as administrator (in such capacity, the “Administrator”), the Eligible Lender Trustee, the Owner Trustee or the Indenture Trustee and no recourse may be had against such parties or their respective assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Transaction Documents.  In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Trust Student Loans, all as more specifically set forth in the Administration Agreement.  A copy of each of the Trust Agreement, the Transfer Agreement, the Purchase Agreements, the Administration Agreement, the Master Servicing Agreement and the Indenture may be examined during normal business hours at the principal office of the Administrator, and at such other places, if any, designated by the Administrator, by the holder of this Certificate upon request.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the certification of the rights and obligations of the Depositor under the Trust Agreement at any time by the Certificateholders and the parties thereto with the consent of Noteholders of at least a majority of the Outstanding Amount of the Controlling Class.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Noteholders.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon a  new Certificate will be issued to the designated transferee.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate as requested by the holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be bound by any notice to the contrary.

[This Certificate (including any beneficial interest herein) may not be acquired by or for the account of (i) any employee benefit plan (as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), whether or not subject to Section 4975 of the Code, (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity,  (iv) any Person who is not a United States Person within the meaning of Section 7701(a)(30) of the Code, or (v) any Person that is a grantor trust, partnership or S-corporation for United States federal tax purposes (each of clauses (iv) and (v), a “Non-U.S. Person”).  By accepting and holding this Certificate, the holder hereof shall be deemed to have represented and warranted that it is not acquiring this Certificate by or for the account of any entity in violation of the above restrictions, and to have agreed that if such restrictions are violated, the holder will promptly dispose of this Certificate.]

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby terminate and shall be of no further force or effect upon (i) the final distribution by the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Administration Agreement and Article V of the Trust Agreement and (ii) the filing of the certificate of cancellation by the Owner Trustee pursuant to Section 9.1(b) of the Trust Agreement.  The Master Servicer, acting through an eligible lender trustee, may, at its option, purchase the corpus of the Issuer at a price specified in the Administration Agreement; however, such right of purchase is exercisable only on any Quarterly Payment Date on or after the first Quarterly Payment Date on which the outstanding Pool Balance is less than or equal to 10% of the Initial Pool Balance.  Any Trust Student Loans remaining in the Issuer as of the end of the Collection Period immediately preceding the First Trust Auction Date may be offered for sale by the Indenture Trustee by auction in accordance with the procedure described in the Indenture.

This Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

______________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________

the Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________

Attorney to transfer said Certificate on the books of the
Certificate Registrar, with full power of substitution in the premises.

Dated:

______________________________*

Signature Guaranteed:

______________________________*

*

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

EXHIBIT B

FORM OF

CERTIFICATE OF TRUST

OF

CHASE EDUCATION LOAN TRUST 200[_]-[_]

This Certificate of Trust of CHASE EDUCATION LOAN TRUST 200[_]-[_] (the “Issuer”) is being duly executed and filed on behalf of the Issuer by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Statute (12 Del. C. § 3801 et seq.) (the “Act”).

1.

Name.  The name of the statutory trust formed by this Certificate of Trust is CHASE EDUCATION LOAN TRUST 200[_]-[_].

2.

Delaware Trustee.  The name and business address of the owner trustee of the Issuer in the State of Delaware are [___________], [___________].

3.

Effective Date.  This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

[_______________], not in its

individual capacity but solely as Owner Trustee

By:  _______________________________

Name:

Title:

B-1

EXHIBIT C

FORM OF TRANSFEROR LETTER

[Date]

[_____________]

Certificate Registrar

[__________]

[__________]

[__________]

[_____________]

as Owner Trustee

[__________]

[__________]

[_____________]

as Administrator

[__________]

[__________]

[_____________]

as Depositor [if not proposed transferor]

[__________]

[__________]

C-1

Re:

Chase Education Loan Trust 200[_]-[_],

Certificate (the “Certificate”)

Ladies and Gentlemen:

In connection with our disposition of the above Certificate, we certify that (a) we understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being disposed by us in a transaction that is exempt from the registration requirements of the Securities Act, and (b) we have not offered or sold the Certificate to, or solicited offers to buy the Certificate from, any Person, or otherwise approached or negotiated with any Person with respect thereto, in a manner that would be deemed, or taken any other action would result in, a violation of Section 5 of the Securities Act.

Very truly yours,

_________________________________________

[Print Name of Transferor]

By: ______________________________________

Authorized Officer

C-2

EXHIBIT D-1

FORM OF TRANSFEREE LETTER (NON-RULE 144A)

[Date]

[_____________]

Certificate Registrar

[__________]

[__________]

[__________]

[_____________]

as Owner Trustee

[__________]

[__________]

[_____________]

as Administrator

[__________]

[__________]

[_____________]

as Depositor [if not proposed transferor]

[__________]

[__________]

Re:

Chase Education Loan Trust 200[_]-[_],

Certificate (the “Certificate”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificate, we certify that (a) we understand that the Certificate is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are an institutional “accredited investor,” as defined in Rule 501 (a) (1), (2), (3) or (7) of Regulation D under the Securities Act or an entity in which all of the equity owners come within such paragraphs, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor

D-1-1

concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not acquiring the Certificate for, by or for the account of (i) any Benefit Plan subject to Title I of ERISA and/or Section 4975 of the Code, if such acquisition, or the management or servicing of the Issuer or its assets, would cause a non-exempt prohibited transaction in violation of Section 406 of ERISA and/or Section 4975 of the Code, (ii) any Benefit Plan subject to a substantially similar federal, state, local or foreign law, if such acquisition would cause a non-exempt violation of such substantially similar law, (iii) any Person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iv) any “pass-thru entity” referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any Person referred to in clause (iii) above, (e) we are acquiring the Certificate for investment for our own account and not with a view to any distribution of the Certificate (but without prejudice to our right at all times to sell or otherwise dispose of the Certificate in accordance with clause (g) below), (f) we have not offered or sold the Certificate to, or solicited offers to buy the Certificate from, any Person, or otherwise approached or negotiated with any Person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, and (g) we will not sell, transfer or otherwise dispose of the Certificate unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this letter that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement relating to the Certificate.

Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Amended and Restated Trust Agreement dated as of [_____], 200[_], between Collegiate Funding of Delaware, L.L.C., as the Depositor, and [_______], not in its individual capacity, but solely as the Owner Trustee.

Very truly yours,

__________________________________

[Print Name of Transferee]

By:_______________________________

Authorized Officer

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EXHIBIT D-2

FORM OF TRANSFEREE LETTER (RULE 144A)

[Date]

[_____________]

Certificate Registrar

[__________]

[__________]

[__________]

[_____________]

as Owner Trustee

[__________]

[__________]

[_____________]

as Administrator

[__________]

[__________]

[_____________]

as Depositor [if not proposed transferor]

[__________]

[__________]

Re:

Chase Education Loan Trust 200[_]-[_],

Certificate (the “Certificate”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificate, we certify that (a) we understand that the Certificate is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not acquiring the Certificate by or for the account of (i) any Benefit Plan subject to Title I of ERISA and/or Section 4975 of the Code, if

D-2-1

such acquisition, or the management or servicing of the Issuer or its assets, would cause a non-exempt prohibited transaction in violation of Section 406 of ERISA and/or Section 4975 of the Code, (ii) any Benefit Plan subject to a substantially similar federal, state, local or foreign law, if such acquisition would cause a non-exempt violation of such substantially similar law, (iii) any Person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iv) any “pass-thru entity” referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any Person referred to in clause (iii) above, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificate under the Securities Act or that would render the disposition of the Certificate a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any Person to act, in such manner with respect to the Certificate, and (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificate for our own account or for resale pursuant to Rule 144A and further understand that the Certificate may be resold, pledged or transferred only (1) to a Person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (2) pursuant to another exemption from registration under the Securities Act.

Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Amended and Restated Trust Agreement dated as of [_____], 200[_], between Collegiate Funding of Delaware, L.L.C., as the Depositor, and [________], not in its individual capacity, but solely as the Owner Trustee.

Very truly yours,

__________________________________

[Print Name of Transferee]

By:_______________________________

Authorized Officer

D-2-2

ANNEX 1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Letter to which this certification relates with respect to the Certificate described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $____________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501 (c) (3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

_________________

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

Annex 1-1

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

___

Qualified Institutional Buyers.  The Buyer owned and/or invested on a discretionary basis less than $100,000,000, but it is an entity in which all of the equity owners are qualified institutional buyers.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such

Annex 1-2

subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificate will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

____________________________________

[Print Name of Transferee]

By:_________________________________

Name:

Title:

Date:______________________

Annex 1-3

ANNEX 2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

 [For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Letter to which this certification relates with respect to the Certificate described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

Annex 2-1

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Letter to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:_______________________________

Name:

Title:

[IF AN ADVISER:]

Print Name of Buyer

Date:______________________

Annex 2-2